September 30, 2000
                                                                      $2,830,024



Grupo Industrial Cierres Ideal, S.A. de C.V.
Talon, Inc.
Antiguo Camino a San Lorenzo No. 284
Col.Los Angeles Deleg. Iztaplapa
Mexico D.F., 09830



     Re:  CONSIGNMENT INVENTORY PURCHASE AGREEMENT


     This Consignment Inventory Purchase Agreement (the "Purchase Agreement") is an addendum to the Exclusive Distribution Agreement (the "Agreement") dated April 3, 2000 between Tag-it Pacific, Inc. ("Distributor") and Grupo Industrial Cierres Ideal, S.A. and Talon, Inc. (collectively "GICISA").

     Effective September 30, 2000, Distributor agrees to purchase certain inventory held on consignment by Distributor (as listed in Exhibit A to the Purchase Agreement) totaling $2,830,024 in exchange for a non-interest bearing unsecured promissory note due April 1, 2002 (the "Note"). Until all amounts owed by Distributor to Sanwa Bank California, whether such amounts are for principal, interest, fees, indemnities, expenses or otherwise, and whether such amounts are contingent or non-contingent, are paid in full, GICISA agrees not to take, demand, or receive, directly or indirectly, by set-off, redemption or in any other manner, any payment, whether for interest, principal or otherwise, in whole or in part with respect to amounts owed hereunder or under the Note.

     As a condition of this Purchase Agreement, GICISA agrees to purchase any remaining inventory not sold by Distributor by April 1, 2002 at its original purchase cost as outlined in Exhibit A.

     Distributor shall store the inventory at its premises and shall deliver products from time to time as directed by customer orders. In the event sales are made at below the original purchase cost (Exhibit A), Distributor shall be entitled to receive a minimum of 10% margin on the net sales price of the inventory and GICISA shall bare the remaining loss on the inventory sale.

     This Purchase Agreement shall supersede in its entirely any prior agreement between Distributor and GICISA with respect to inventory held on consignment.

     This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of California and any action commenced hereunder shall be commenced in a federal or state court located in Los Angeles, California.

AGREED:


TAG-IT Pacific, Inc.
By:
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        Signature Title
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Grupo Industrial Cierres Ideal, S.A. de C.V.

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        Signature Title
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Talon, Inc.
By:
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        Signature Title
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